Exhibit (g)(8)

Form of

Appendix A

As of April 25, 2025, this Appendix A forms a part of the Amended, Restated and Consolidated Custodian Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”) between State Street Bank and Trust Company and each of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II. As of April 25, 2025, this Appendix A supersedes any previous versions of said Appendix A.

This Appendix A may be executed in counterparts, each of which when so executed will be deemed to be an original. Such counterparts together will constitute one agreement. The parties hereto consent to the use of electronic or digital technology for the execution of this Appendix A, and that delivery of the executed Appendix A or counterpart of the Appendix A by facsimile, e-mail transmission via portable document format (.pdf), Docusign, or other electronic means will be equally effective and binding as delivery of a manually executed Appendix A or counterpart or the Appendix A.

MassMutual Select Funds
Portfolios	Classes
MassMutual 20/80 Allocation Fund*	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual 40/60 Allocation Fund*	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual 60/40 Allocation Fund*	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual 80/20 Allocation Fund*	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Blue Chip Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Diversified Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Equity Opportunities Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Mid Cap Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Overseas Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Select T. Rowe Price Bond Asset Fund	I
MassMutual Select T. Rowe Price International Equity Fund	I
MassMutual Select T. Rowe Price Large Cap Blend Fund	I
MassMutual Select T. Rowe Price Real Assets Fund	I
MassMutual Select T. Rowe Price Retirement 2005 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2010 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2015 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2020 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2025 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2030 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2035 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2040 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2045 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2050 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2055 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2060 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2065 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement Balanced Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	I
MassMutual Small Cap Growth Equity Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Small Company Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Total Return Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y
MM S&P 500® Index Fund	I, R5, Service, Administrative, R4, A, R3

*Each a “fund of funds” for purposes of the Fee Schedule.

MassMutual Premier Funds
Portfolios	Classes
MassMutual Balanced Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Core Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Disciplined Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Diversified Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Global Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual High Yield Fund	I, R5, Service, Administrative, R4, A, R3, Y, C
MassMutual Inflation-Protected and Income Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual International Equity Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Short-Duration Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y, L, C
MassMutual Small Cap Opportunities Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual U.S. Government Money Market Fund	R5

MassMutual Advantage Funds
Portfolios	Classes
MassMutual Clinton Limited Term Municipal Fund	I, Y, A
MassMutual Clinton Municipal Credit Opportunities Fund	I, Y, A
MassMutual Clinton Municipal Fund	I, Y, A
MassMutual Global Credit Income Opportunities Fund	I, Y, A, C
MassMutual Global Floating Rate Fund	I, Y, A, C

MML Series Investment Fund
Portfolios	Classes
MML Aggressive Allocation Fund*	Initial, Service
MML American Funds Core Allocation Fund*	Service I
MML American Funds Growth Fund†	Service I
MML Balanced Allocation Fund*	Initial, Service
MML Blue Chip Growth Fund	Initial, Service
MML Conservative Allocation Fund*	Initial, Service
MML Equity Income Fund	Initial, Service
MML Equity Index Fund	I,II,III, Service I
MML Focused Equity Fund	II, Service I
MML Foreign Fund	Initial, Service
MML Fundamental Equity Fund	II, Service I
MML Fundamental Value Fund	II, Service I
MML Global Fund	I,II, Service I
MML Growth Allocation Fund*	Initial, Service
MML Income& Growth Fund	Initial, Service
MML International Equity Fund	II, Service I
MML Large Cap Growth Fund	Initial, Service
MML Managed Volatility Fund	Initial, Service
MML Mid Cap Growth Fund	Initial, Service
MML Mid Cap Value Fund	Initial, Service
MML Moderate Allocation Fund*	Initial, Service
MML Small Cap Growth Equity Fund	Initial, Service
MML Small Company Value Fund	II, Service I
MML Small/Mid Cap Value Fund	Initial, Service
MML Sustainable Equity Fund	Initial, Service
MML Total Return Bond Fund	II, Service I

*Each a “fund of funds” for purposes of the Fee Schedule.

†Each a “feeder fund” for purposes of the Fee Schedule.

MML Series Investment Fund II
Portfolios	Classes
MML Blend Fund	Initial, Service
MML Dynamic Bond Fund	II, Service I
MML Equity Fund	Initial, Service
MML Equity Rotation Fund	II, Service I
MML High Yield Fund	II, Service I
MML Inflation-Protected and Income Fund	Initial, Service
MML Invesco Discovery Large Cap Fund	II, Service I
MML Invesco Discovery Mid Cap Fund	II, Service I
MML iShares® 60/40 Allocation Fund	II, Service I
MML iShares® 80/20 Allocation Fund	II, Service I
MML Managed Bond Fund	Initial, Service
MML Short-Duration Bond Fund	II, Service I
MML Small Cap Equity Fund	Initial, Service
MML Strategic Emerging Markets Fund	II, Service I
MML U.S. Government Money Market Fund	Initial, Service

MassMutual Select Funds	State Street Bank and Trust Company

By:	By:
Name: Renée Hitchcock	Name:
Title: CFO and Treasurer	Title:

MassMutual Premier Funds

By:
Name: Renée Hitchcock
Title: CFO and Treasurer

MASSMUTUAL ADVANTAGE FUNDS

By:
Name: Renée Hitchcock
Title: CFO and Treasurer

MML Series Investment Fund

By:
Name: Renée Hitchcock
Title: CFO and Treasurer

MML Series Investment Fund II

By:
Name: Renée Hitchcock
Title: CFO and Treasurer